SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  August 25, 1998

                              Financial Asset Securitization, Inc.
	          Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated August 25, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.

                                               Reimburse-
                                     Realized   ment of
      Beginning                       Loss of   Realized  Remaining
Class  Balance   Principal  Interest Principal   Losses    Balance
FXA-1          0          0        0        0           0        0
FXA-2   20302140      14392   131118        0           0 20287747
FXA-3    9328091    1463875    57135        0           0  7864216
FXA-4   13200375          0    82502        0           0 13200375
FXA-5    5125000          0    33099        0           0  5125000
FXA-6    4001000          0    25840        0           0  4001000
FXA-7    1000000          0     6458        0           0  1000000
FXA-8    9375106     780733    47706        0           0  8594373
FXA-9    9375106 NA            18701 NA                 0  8594373
FXP        72910         64 NA              0           0    72846
FXS      6042116 NA            39022 NA                 0  5835496
A-1     23136338    1705899   149422        0           0 21430439
A-2      6962000          0    44963        0           0  6962000
A-3      1951000          0    12600        0           0  1951000
A-4     13551015      10745    87517        0           0 13540270
P         957551      26443 NA              0           0   931108
S         608183 NA             3928 NA                 0   599956
B-1      5138101       3818    33184        0           0  5134283
B-2      2090075       1553    13498        0           0  2088522
B-3      1306296        971     8437        0           0  1305326
B-4       783777        582     5062        0           0   783195
B-5       435433        324     2812        0           0   435109
B-6       696693        518     4499        0           0   696175
R              0          0        0        0 NA                 0
RP             0          0        0        0 NA                 0




                                     Reimbur
                                      ment of
     Beginning                       Realized Remaining
ClassBalance     Principal  Interest  Losses  Balance
FXA-1   0.000000   0.000000 0.000000 0.000000    0.000000
FXA-2 990.348281   0.702066 6.396000 0.000000  989.646215
FXA-3 802.506449 125.938886 4.915352 0.000000  676.567563
FXA-41000.000000   0.000000 6.250000 0.000000 1000.000000
FXA-51000.000000   0.000000 6.458334 0.000000 1000.000000
FXA-61000.000000   0.000000 6.458333 0.000000 1000.000000
FXA-71000.000000   0.000000 6.458330 0.000000 1000.000000
FXA-8 338.869455  28.220129 1.724351 0.000000  310.649326
FXA-9 338.869455   0.000000 0.675974 0.000000  310.649326
FXP   895.822777   0.783890 0.000000 0.000000  895.038887
FXS   619.660922   0.000000 4.001977 0.000000  598.470593
A-1   532.550642  39.266271 3.439389 0.000000  493.284371
A-2  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-3  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-4   989.125147   0.784279 6.388100 0.000000  988.340868
P     880.319877  24.310413 0.000000 0.000000  856.009464
S     506.093391   0.000000 3.268523 0.000000  499.247612
B-1   989.851743   0.735441 6.392793 0.000000  989.116302
B-2   989.851750   0.735443 6.392792 0.000000  989.116307
B-3   989.851753   0.735438 6.392794 0.000000  989.116315
B-4   989.851733   0.735439 6.392797 0.000000  989.116294
B-5   989.851761   0.735445 6.392792 0.000000  989.116316
B-6   989.852622   0.735286 6.392805 0.000000  989.117336
R       0.000000   0.000000 0.000000 0.000000    0.000000
RP      0.000000   0.000000 0.000000 0.000000    0.000000








	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: August 25, 1998